Schedule of Maturities of Long-Term Debt (Detail) - USD ($) $ in Thousands	Mar. 31, 2016	Mar. 31, 2015
Debt Disclosure [Abstract]
2017	$ 8,000
2018	81,214
2020	418,500
Total Debt	$ 507,714	$ 512,759